AXA Equitable Life Insurance Company

Supplement dated March 11, 2020 to the COIL Institutional SeriesSM Prospectus

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the Prospectus. As applicable to your policy, please note the following changes described below.

Change to the About the Portfolios of the Trusts section of the Prospectus

Please note that all EQ Premier VIP Trust Portfolios are Share Class B. In addition, all EQ Advisors Trust Portfolios are Share Class IB.

Distributed by affiliate AXA Advisors, LLC and/or for certain contracts co-distributed by affiliate

AXA Distributors, LLC

Copyright 2020 AXA Equitable Life Insurance Company.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

EVM-13-20 (3.20)
COIL Institutional Series New Biz	Catalog No. 160822 (3.20)
AR Mail	#892170